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                                FIRSTHAND FUNDS
                           1999 Report to Shareholders

                                [GRAPHIC OMITTED]

                                                     CONTENTS

                               Performance Summary   four

                              1999: Year in Review   five

                         The Technology Value Fund   six

                       The Technology Leaders Fund   eight

                    The Technology Innovators Fund   ten

                         The Communications FundTM   twelve

                             The e-Commerce FundTM   fourteen

               Technology Outlook: 2000 and Beyond   sixteen

Report of Independent Certified Public Accountants   nineteen

                         Portfolios of Investments   twenty

              Statements of Assets and Liabilities   twenty-eight

                          Statements of Operations   twenty-nine

               Statements of Changes in Net Assets   thirty

                              Financial Highlights   thirty-two

                     Notes to Financial Statements   thirty-five

PERFORMANCE SUMMARY

---------------------------------------------------------------------------------------------------
Performance Summary                                      Average annual total      Cumulative total
                                                             return since            return since
                          Q4'99    1999    5-Year     TVF        TLF         TIF       TCF/TEF
(Total returns as of      total    total    total  inception  inception   inception   inception
     12/31/99)                                     (5/20/94*) (12/10/97)  (5/20/98)   (9/30/99)
===================================================================================================
TVF      The Technology   52.88%  190.40%   58.15%   56.53%        o          o          o
         Value Fund

TLF      The Technology   53.97%  152.58%     o         o       108.22%       o          o
         Leaders Fund

TIF      The Technology   54.79%  212.34%     o         o          o       170.21%       o
         Innovators Fund

TCF      The              46.50%     o        o         o          o          o       46.50%
         Communications
         Fund(TM)

TEF      The e-Commerce   48.60%     o        o         o          o          o       48.60%
         Fund(TM)

DJIA     The Dow Jones    11.60%   27.01%   26.79%   24.55%      20.88%     17.83%    11.60%
         Industrial
         Average

S&P 500  The Standard &   14.86%   20.89%   28.24%   25.58%      23.68%     20.54%    14.86%
         Poors 500 Index

NASDAQ   The NASDAQ       48.26%   85.95%   40.63%   36.35%      56.83%     63.47%    48.26%
         Composite Index

* TVF inception date is 5/20/94; TVF effectiveness date is 12/15/94. TVF average annual total return since effectiveness is 59.23%

The DJIA, S&P 500, and NASDAQ Composite are unmanaged indices representative of a broad basket of stocks. They are typically used as a proxy of overall market performance.

Returns assume reinvestment of dividends and distributions. Past performance cannot guarantee future results. Investment returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Each fund concentrates its investments in the technology industry. The funds are subject to greater risk because of their concentration of investments in a single industry and within certain segments of the industry. In addition, each fund may, from time to time, invest a substantial portion of its assets in the securities of small capitalization companies. The securities of smaller companies often involve higher risks and may be subject to wider price fluctuations than securities of larger companies. There are certain risks associated with investments in the technology industry, such as the risk that the product and services of companies in those industries are subject to rapid obsolescence caused by scientific developments and technological advances.

Please read the prospectus carefully before investing.

1999: YEAR IN REVIEW
1999 was a record-breaking year for Firsthand Funds. All of the funds posted record performance as well as record asset level gains for the year. The table on page 4 shows each fund's fourth quarter and full-year performance. The table also illustrates that each of the funds beat the major market indices for the 12 months ended December 31, 1999.

The year's performance will be remembered as one of the greatest in stock market history. Despite high volatility, particularly in the first half of the year, all of the major market indices posted all-time record highs, led by a tremendous surge in technology issues.

The year began in the wake of the market recovery seen in the fourth quarter of 1998, with many investors still jittery from the massive correction that occurred in the summer before. As the economy continued to charge along and as the Fed assumed a "neutral" interest rate bias, the summer swoon that many predicted never materialized. The floodgates opened in September, and the market for technology stocks had one of its most impressive quarters in history, with the NASDAQ Composite Index appreciating more than 48% during the quarter.

Most of the technology sub-sectors we focus on had stellar returns. The semiconductor industry showed tremendous growth, particularly in the areas of components for wireless communications and data networking equipment. More broadly, worldwide supply and demand came into balance for the first time in several quarters, which enabled prices of commodity products like DRAMs to solidify. This balance was upset late in the year by the series of earthquakes in Taiwan, which forced several key manufacturing facilities to shut down for a brief period. While some of the companies in the portfolios were affected, the damage proved to be slight.

As the chip industry rebounded this year, the market for semiconductor manufacturing equipment also showed strong growth for the first time in years. This traditionally cyclical market had endured a spending dry spell during several quarters of worldwide over capacity. With strong demand growth as well as a shift to new manufacturing technologies underway, most industry players experienced strong revenue growth and soaring stock prices.

Internet-related industries, such as data communications and networking equipment, continued their boom, with industry giant Cisco (CSCO) continuing to lead the way. Following the first e-Christmas in 1998, e-commerce became firmly established as a powerful trend reshaping the business landscape in the U.S. In the second half of 1999, corporate information technology managers were forced to stop worrying about Y2K preparations and start worrying about their companies' e-commerce infrastructure. The buzzword of the moment became B2B, meaning business-to-business e-commerce, which promises to be larger in dollar terms than business-to-consumer e-commerce. Our belief in the tremendous potential of e-commerce drove our decision to open The e-Commerce Fund(TM) in September 1999. This new fund invests primarily in the enablers and beneficiaries of electronic commerce, including software providers, consulting firms, and providers of Internet and communications services.

The telecommunications sector, while enduring tremendous consolidation, is also showing signs of becoming even more competitive. Led by pioneers such as Qwest Communications (Q), the industry is being transformed from a copper wire-based industry carrying telephone calls to a fiber optic-based industry carrying "packetized" digital data. Growing demand for wireless communications services has also created new industry giants such as Qualcomm (QCOM) and Nokia (NOK). With strong growth forecasted across this industry for years to come, we opened another new fund in September of 1999, The Communications Fund(TM), which primarily focuses its investments in the areas of next-generation communications networks and wireless technologies.

The year closed with Y2K fears being replaced by a quiet confidence in worldwide technology infrastructure growth. The anticipated December panic sell-off never came and the New Year passed without major incident. Looking forward, there is only one thing we can predict with certainty: technology stocks will continue to be volatile. There is no doubt in our minds that technology will continue to be a driving growth force in the world's economies.

                                            1999 Annual Report to Shareholders 5

PERFORMANCE AND PORTFOLIO DISCUSSION:
TECHNOLOGY VALUE FUND

The Technology Value Fund ("TVF", ticker symbol TVFQX) posted the strongest year in its history in 1999 with a return of 190.40%. Over the same period, the NASDAQ Composite Index appreciated 85.95% and the S&P 500 Index grew 20.89%, while the Lipper Science & Technology (mutual fund) Index gained 113.92%. In the fourth quarter of 1999, TVF gained 52.88%, outpacing the NASDAQ Composite Index (48.26%), the S&P 500 (14.86%), and the DJIA (11.60%).

Holdings by Sector
Technology Value Fund
[GRAPHIC OMITTED]

Net Cash           14.5%
Software            6.5%
Services            2.7%
Comm Equip         17.7%
Photonics           1.6%
Telecom             4.2%
Medical            10.4%
Peripherals         0.6%
Networking          4.3%
Semiconductors     32.9%
EDA                 0.5%
Semi Equip          4.1%


Relative Performance:
TVF vs. Market Indices
[GRAPHIC OMITTED]

                                                    S&P
   DATE         TVF        DJIA       NASDAQ        500
   ----         ---        ----       ------        ---
  5/20/94   $  10,000    $ 10,000    $ 10,000    $ 10,000
(inception)
 12/31/99   $ 124,009    $ 34,341    $ 57,105    $ 35,966

WE ARE PROUD TO SAY that TVF finished 1999 as the top-performing mutual fund (#1 out of 5,387 tracked by Morningstar Principia Pro) over the past five years, based on total return. This marks the third consecutive quarter in which TVF earned this honor.

Semiconductors remained the Fund's most heavily weighted sector at the end of the year, representing 32.9% of net assets. During the fourth quarter, the Fund added several new semiconductor companies to the portfolio, including TranSwitch
(TXCC), Atmel (ATML), and Silicon Image (SIMG). Silicon Image is an exciting young company that produces chips used as the interface between digital CRTs and LCD monitors and personal computers. We continue to hold large positions in communications chip companies, including Applied Micro Circuits (AMCC), PMC-Sierra (PMCS), and TriQuint (TQNT).

We expect very strong growth ahead for the communications industry, most particularly in the areas of wireless and fiber optic communications. For this reason, we continue to increase the Fund's weighting in the Communications Equipment sector, which has now grown to 17.7% of net assets. Our investments in this area are led by cellular phone giant Nokia (NOK), which was the number five holding of the Fund at the end of the year. The Fund has also taken a large position in Digital Microwave (DMIC), a manufacturer of microwave radios used in high-bandwidth wireless communications networks. Ciena, another top 10 holding, specializes in Dense Wavelength Division Multiplexing (DWDM) equipment for fiber optic networks, which we believe are going to be among the highest-growth segments of the communications industry over the next several years.

Another trend we are tracking closely is the rapid growth of electronic commerce. Many of the Fund's investments in the Software sector share a similar characteristic: enabling technology for electronic commerce. TVF's weighting in software stocks grew to 6.5% at the end of the year. One of our largest software holdings is Concord Communications (CCRD), a manufacturer of diagnostic software for troubleshooting and optimizing the performance of data networks. The Fund recently added Legato Systems (LGTO), which produces software to manage large network storage systems, and Macromedia (MACR), a supplier of software tools, including Developer and FLASH, for developing multimedia web sites.

TVF's weighting in the Networking sector fell to 4.3% of net assets from 8.0% at the end of Q3. The holdings in this sector changed little in the second half of 1999, although the Fund established a position in Packeteer (PKTR), a maker of data packet processing equipment, during the third quarter. The weighting of the Telecom sector has increased slightly to 4.2% from 3.3% at the end of Q3, with AT&T (T) remaining as the sole holding in this sector.

Globix (GBIX) continues to be the Fund's only holding in the Services sector. Globix is an application service (web hosting, co-location) provider. This market has become more crowded in recent months, with data centers from Globix and several others springing up here in Silicon Valley like daisies. We believe that strong growth in demand will provide ample opportunities for several companies.

In response to the current boom in fiber optic communications that we alluded to earlier, TVF established new positions in the Photonics sector during Q4. The Fund's investments in this new sector include Finisar (FNSR), a leading supplier of fiber optic transceivers and other components. Photonics holdings now represent 1.6% of net assets.

Adaptec (ADPT) continues to be the Fund's only holding in the Peripherals sector, which has fallen to just 0.6% of net assets. Another sector without any new positions is the EDA sector, as we believe that this market segment has slipped behind the semiconductor industry and is likely to suffer until new products better satisfy the demands of leading-edge chip designers. EDA now represents just 0.5% of net assets.

The Fund maintains a 10.4% weighting in the Medical sector, as the medical technology industry continues to lag electronics in terms of earnings growth and stock performance. TVF's most notable recent addition in this sector is Johnson & Johnson (JNJ), which the Fund first purchased in Q4. Immunex (IMNX) was a stellar performer for the Fund this year, appreciating 2.5 times in the fourth quarter alone.

The Technology Value Fund finished the year with a net cash position representing 14.5% of net assets. Since this number is higher than our target of a low single-digit cash balance, we are working hard to bring the Fund to full investment. Our philosophy, however, is that it is wiser to focus on putting the cash to work as quickly as practical, rather than as quickly as possible.


                                            1999 Annual Report to Shareholders 7

PERFORMANCE & PORTFOLIO DISCUSSION:
TECHNOLOGY LEADERS FUND

The Technology Leaders Fund ("TLF", ticker symbol TLFQX) continued to build on its impressive record, posting a gain of 152.58% during 1999, its best year so far. The Fund outperformed the broad market indices (see performance summary table on page 4) as well as the Lipper Science & Technology Index, which gained 113.92% for the year. This performance also placed TLF among the top 1% of all mutual funds for the year according to Morningstar Principia Pro. For the fourth quarter, the Fund posted a 53.97% gain vs. 48.26% for NASDAQ, 14.86% for the S&P 500, and 11.60% for the DJIA.

Holdings by Sector
Technology Leaders Fund
[GRAPHIC OMITTED]

Net Cash              16.4%
Computer               8.1%
Software              10.2%
Internet               2.7%
Networking             3.2%
EDA                    1.0%
Semiconductors        17.4%
Semi Equip             9.6%
Other Electronics      2.7%
Comm Equip            24.2%
Telecom                4.5%

Relative Performance:
TLF vs. Market Indices
[GRAPHIC OMITTED}

   DATE        TLF       DJIA      NASDAQ     S&P 500
   ----        ---       ----      ------     -------
 12/10/97   $ 10,000   $ 10,000   $ 10,000   $ 10,000
(inception)
 12/31/99   $ 45,314   $ 14,780   $ 25,271   $ 15,493

A MAJOR INVESTMENT THEME across all of our funds this year was communications technology. One of the most outstanding performers for the Fund (and the market) in 1999 was QUALCOMM (QCOM), the leading provider of technology and components for CDMA networks. In the fourth quarter alone, the Fund's number one holding posted a gain of over 250%. Qualcomm leads the Fund's holdings in the Communications Equipment sector, which now ranks as TLF's largest sector, at 24.2% of net assets. During the fourth quarter, the Fund established a new position in Nokia (NOK), the leading manufacturer of wireless phone handsets in the world. We have been impressed by the company's strong product design skills and its willingness to embrace new technologies quickly.

The Fund's weighting in the Semiconductor sector has fallen to 17.4%, from 32.8% at the end of Q3. While some of this drop is attributable to the unparalleled growth in the Communications Equipment sector, much can be blamed on an increase in the size of the Fund's net cash position, which rose to 16.4% during the quarter due to rapid cash inflows at the end of the year.

The Software sector remained a relatively steady 10.2% of net assets at the end of '99, up slightly from 9.5% at the end of Q3. During the fourth quarter, the Fund added a new position in Wind River Systems (WIND), a company that we believe is the leading developer of operating systems for embedded computer systems. An embedded computer system is a computer that resides inside a larger piece of equipment, rather than being a standalone PC.

The Semiconductor Equipment sector enjoyed a very successful year in 1999 as the worldwide semiconductor industry came out of its recent slump and began investment in new capital equipment. At the end of Q4, the sector represented 9.6% of the net assets of TLF. Teradyne (TER), a manufacturer of semiconductor test equipment, anchors the holdings in this sector, which also include Applied Materials (AMAT) and KLA-Tencor (KLAC).

In addition to Nokia and Wind River Systems, the Fund established a new position in Agilent (A) during the fourth quarter. Agilent is a recent spin-out of Hewlett-Packard (HWP) and represents what used to be Hewlett-Packard's test & measurement product groups. It is the sole holding in the "Other Electronics" category, which represents 2.7% of net assets. Agilent is the dominant player in many of the markets it serves.

We also believe that we will see some value unlocked in the company as a result of the spin-out and subsequent restructuring. We expect to see the company shed unnecessary costs and improve margins over the next several quarters.

Hewlett-Packard also remains in the Fund's Computer sector, along with IBM (IBM) and Sun Microsystems (SUNW). At the end of the year, this sector represented 8.1% of TLF's net assets. AT&T (T) and Cisco Systems (CSCO) are the only holdings in the Telecom and Networking sectors, respectively.

America Online (AOL), the Fund's only Internet holding, remains one of the leaders of the Internet sector, which now represents 2.7% of net assets, down from 4.6% of net assets at the end of Q3. Early in 2000, AOL announced a "merger" with Time-Warner. While many shareholders perceive this deal to be a drag on AOL's future earnings, we believe it is an excellent strategic move for AOL, which receives broadband access to customers as well as a wealth of multimedia content from the deal.

                                            1999 Annual Report to Shareholders 9

PERFORMANCE & PORTFOLIO DISCUSSION:
TECHNOLOGY INNOVATORS FUND

The Technology Innovators Fund ("TIF", ticker symbol TIFQX) finished 1999 with the best one-year performance of any fund in Firsthand Funds' history. With a total return of 212.34%, TIF was among the top mutual funds in the country, handily beating the broad market indices as well as the Lipper Science & Technology Index. TIF appreciated 54.79% in the fourth quarter, also the best quarterly performance of any of our funds.

Holdings by Sector
Technology Innovators Fund
[GRAPHIC OMITTED]

Net Cash           17.9%
Internet            0.8%
Peripherals         0.1%
Computers           0.1%
Software           19.3%
Telecom             1.5%
Services           13.1%
Comm Equip         14.0%
Other               4.0%
Networking          2.9%
Semi Equip          1.7%
Photonics           4.5%
Semiconductors     20.1%


Relative Performance:
TIF vs. Market Indices
[GRAPHIC OMITTED]

   DATE        TIF        DJIA       NASDAQ      S&P500
   ----        ---        ----       ------      ------
  5/20/98   $ 10,000    $ 10,000    $ 10,000    $ 10,000
(inception)
 12/31/99   $ 50,005    $ 13,043    $ 22,162    $ 13,532

TIF experienced tremendous asset growth during the year, prompting its closure to new investors. The Fund was closed to ensure that the Portfolio Manager could continue the identification of and investment in small and mid-capitalization companies, and allocate positions sizes that could contribute meaningfully to the portfolio.

The Semiconductor sector continues to be the largest weighting in the Fund (20.1% of net assets). The largest semiconductor holdings include Silicon Image
(SIMG), TranSwitch (TXCC), Sage (SAGI), and Zoran (ZRAN). In our opinion, Silicon Image and Sage represent a powerful trend: the transition from CRT monitors for personal computers to flat panel displays. Prices for flat panel displays are beginning to approach those of CRTs. With their inherent power and physical space advantages, we expect to see flat panel displays rapidly displace CRTs as the choice for computer users.

The Fund's investment in the Software sector has increased in the second half of 1999, (19.3%). Many of the largest software holdings are tied to e-commerce. TIF's largest software holding, Vignette (VIGN), produces customer relationship management (CRM) software for use by e-commerce businesses. Another large holding is Verisign (VRSN), a leading provider of security and authentication software for on-line transaction environments.

The Communications Equipment sector also continues to hold a relatively large, (14.0%), weighting in the Fund. The Fund's investments in this sector include several wireless and fiber optic technology companies, including P-Com (PCMS), Digital Microwave (DMIC), Lucent (LU), CIENA (CIEN), and Osicom Technologies
(FIBR). TIF has also invested in a number of Photonics companies, (4.5%). These companies include JDS/Uniphase (JDSU) and Finisar (FNSR).

The Services sector includes holdings in several application service providers, including Globix (GBIX), Exodus (EXDS), and Navisite (NAVI); the 13.1% weighting is up from the end of third quarter 1999. The Internet sector (0.8%) has become an ever-shrinking portion of net assets.

At the end of 1999, the Networking sector allocation (2.9%) was down from its 11.6% allocation at the end of third quarter 1999. The Fund's largest networking holdings include Newbridge Networks (NN), F5 Networks (FFIV), and Packeteer
(PKTR).

The Telecom sector represented a small allocation (1.5%) at the end of the fourth quarter, and included DSL provider Concentric Network (CNCX) and Qwest
(Q), which is in the process of completing its nationwide fiber optic network.

The weighting of the Semiconductor Equipment sector remained relatively stable (1.7%) at the end of the year, virtually unchanged since the end of third quarter 1999. While the Fund continues to hold companies such as Novellus (NVLS) and Cymer (CYMR), we believe that there is higher potential for capital appreciation in other sectors of technology.

With strong cash inflows in the month of December, the Fund finished the year with a healthy cash position (17.9%), which is higher than our low single-digit target. Because the Fund invests largely in small- and mid-cap stocks, it can often take several days or weeks to build a sizeable position in a company. Therefore, new cash cannot always be immediately put to use in a prudent and timely manner.

                                           1999 Annual Report to Shareholders 11

PERFORMANCE & PORTFOLIO DISCUSSION:
THE COMMUNICATIONS FUND(TM)

The Communications Fund ("TCF", ticker symbol TCFQX) finished its first quarter of operations with a net asset value (NAV) of $14.65, representing a 46.50% gain since its inception on September 30, 1999. The Fund's performance enabled it to beat the performance of the NASDAQ Composite Index and the S&P 500 Index. This new fund is off to a very fast start and we are excited about its great potential, given the tremendous growth we anticipate in the communications industry over the next several years.

Holdings by Sector
The Communications Fund
[GRAPHIC OMITTED]

Net Cash          20.1%
Telecom           33.2%
Comm Equip        27.1%
Services          18.6%
Photonics          1.0%

Relative Performance:
TCF vs. Market Indices
[GRAPHIC OMITTED]

   DATE         TCF        DJIA       NASDAQ       S&P 500
   ----         ---        ----       ------       -------
  9/30/99    $ 10,000    $ 10,000    $ 10,000     $ 10,000
(inception)
  Dec-99     $ 14,650    $ 11,162    $ 14,828     $ 11,488

THE PORTFOLIO MANAGEMENT TEAM'S strategy thus far has been to invest in three primary segments of the industry: Telecommunications (Telecom) Services, Communications Equipment, and Internet Services. At the end of the fourth quarter, the Telecom sector held the Fund's largest weighting, representing 33.2% of net assets. Most of the Fund's holdings in this sector can be characterized as next-generation communications network suppliers. The largest holding in this sector was Concentric Network Corp. (CNCX), a leading provider of digital subscriber line (DSL) services. Another major holding is Winstar Communications (WCII), which provides broadband wireless communications services to businesses in metropolitan areas by installing antennas on rooftops.

Metromedia Fiber Networks (MFNX) is also targeting metropolitan areas with its fiber optic networks. Metromedia's business involves installing the network equipment and then selling access to local communications providers. Qwest Communications (Q) is building a nationwide fiber optic network in order to provide high-bandwidth services to business and residential customers in the future.

The Communications Equipment sector represented 27.1% of net assets at the end of the year. The holdings in this sector are generally providers of leading-edge technology solutions, including fiber optics, wireless, and broadband networks. The largest holding in this sector was Osicom Technologies (FIBR), a promising manufacturer of Dense Wavelength Division Multiplexing (DWDM) equipment. DWDM is a technology used to increase the capacity of fiber optic networks. A second key holding is CIENA Corporation (CIEN), a leading manufacturer of DWDM equipment. The Fund has also established positions in leading wireless technology providers, including Nokia (NOK), P-Com (PCMS), and QUALCOMM (QCOM).

The Services sector includes companies that provide services to companies requiring web hosting, network access, and security services. This sector represented 18.6% of net assets at the end of Q4. The top holding in this sector was Verio (VRIO), a provider of Internet access and web hosting services. The Fund has several other investments in application service providers, including Navisite (NAVI), Globix (GBIX), and Exodus (EXDS). We are witnessing extremely strong growth in this sector of the communications industry as companies struggle with the challenge of developing and maintaining a 24-hour presence on the web in the face of ever growing customer demand for bandwidth.

The Fund also made a small investment in the Photonics sector during the quarter. The Fund purchased shares of Finisar (FNSR), a promising provider of fiber optic transceivers and subsystems. As the sole holding in this sector, Finisar represented 1.0% of net assets at the end of the year. The Fund's cash position was at 20.1% at the end of the year, which is higher than the low single-digit target. It has been a challenge to invest the new cash wisely in an environment of rising prices.

                                           1999 Annual Report to Shareholders 13

PERFORMANCE & PORTFOLIO DISCUSSION:
THE e-COMMERCE FUND(TM)

The end of Q4'99 marked the close of the first quarter of operations for The e-Commerce Fund(TM) ("TEF", ticker symbol TEFQX). Started on September 30, the Fund is off to a great start, returning 48.60% between its inception and December 31. TEF ourperformed the NASDAQ Composite and S&P 500 Indices, as well as the Lipper Science & Technology Index for the quarter.

Holdings by Sector
The e-Commerce Fund
[GRAPHIC OMITTED]

Net Cash        19.8%
Services        12.5%
Software        51.8%
Computer        10.8%
Networking       3.6%
Internet         1.5%

Relative Performance:
TEF vs. Market Indices
[GRAPHIC OMITTED]

   DATE         TEF        DJIA       NASDAQ      S&P 500
   ----         ---        ----       ------      -------
  9/30/99    $ 10,000    $ 10,000    $ 10,000    $ 10,000
(inception)
 12/31/99    $ 14,860    $ 11,162    $ 14,828    $ 11,488

THIS FUND'S STRATEGY is to invest primarily in companies which we believe will benefit from strong growth of Internet-based commerce. Rather than invest in a large number of on-line businesses, the team has chosen to invest in enablers of electronic commerce, such as software providers, consulting firms, application service providers, and computer manufacturers.

Not surprisingly, the Software sector represents the largest weighting for this new fund, comprising 51.8% of net assets at the end of the quarter. The majority of the Fund's software holdings are providers of web development tools. Companies such as Allaire (ALLR), Silknet (SILK), Macromedia (MACR), and Calico Commerce (CLIC) market the software that is used by web developers to design and implement e-commerce web sites. While no clearly dominant players have emerged yet in this young industry, we have invested in what we believe are the early front-runners. The Fund has also taken significant positions in a couple of other major technology enablers: Oracle (ORCL) and Verisign (VRSN). Oracle is the world's leading provider of database software, used as the backbone of many e-commerce installations. We believe that Verisign is the leader in Public Key Infrastructure (PKI) solutions for securing on-line transactions.

The Services sector includes web development consulting firms as well as providers of other Internet services such as web hosting. This fast-growing sector represented 12.5% of net assets as of December 31. The Fund's major holdings in this sector include web hosting firms Exodus (EXDS), Navisite
(NAVI), and Globix (GBIX). The Fund has also made investments in web consulting firms USWeb/CKS (USWB) and Cysive (CYSV).

In the  Computer  sector,  TEF has  invested  in IBM (IBM) and Sun  Microsystems
(SUNW) which, combined, represent 10.8% of net assets. In addition to being the world's largest computer manufacturer, IBM is also one of the leaders in providing end-to-end e-commerce solutions, including hardware and software components. Sun is a leading manufacturer of computer servers, from which e-commerce applications are run. We believe that the combination of Sun servers and Cisco (CSCO) routers are the most popular configurations for such hardware among online businesses. Cisco is the sole holding in the Networking segment, which accounts for 3.6% of net assets of the Fund.

The Fund's largest holding in the Internet sector was iManage (IMAN), a producer of web-based content management software. Overall, the Internet sector represented 1.5% of net assets at the end of Q4. TEF's cash position was 19.8% at the end of the year, which is higher than the Portfolio Management Team would ideally like to see, but strong cash inflows along with rising prices have made it especially challenging for the Fund to remain fully invested.

                                           1999 Annual Report to Shareholders 15

TECHNOLOGY OUTLOOK: 2000 AND BEYOND

Noting the technology sector's stunning stock market performance in 1999, shareholders have wisely asked, "Can this continue?" One way to try and answer a question like this is to discuss the major trends driving the investment strategies of our five funds. We believe that each of the five technology trends illustrated below offer compelling investment opportunities.

WIRELESS COMMUNICATIONS: Wireless communications technology had the investment world buzzing in 1999. QUALCOMM (QCOM), one of the industry leaders in mobile phone technology, was one of the most significant stock market stories of the year. Wireless (cellular) phones have become commonplace in the U.S. and in many industrialized nations. Mobile phones are just part of the story. We are also following the increased demand for "fixed" wireless technology for Internet access. A number of Internet Service Providers (ISPs) have found that installing window- or roof-mounted antennas is a fast, inexpensive way of providing "last-mile" broadband access to business and residential customers, particularly in metropolitan areas. These wireless connections can carry voice and Internet data at speeds up to and including that of a T-1. Companies to watch in this arena include P-Com (PCMS), Winstar (WCII), Digital Microwave (DMIC) and Teligent (TGNT).

Another major trend in the application of wireless technology is the build-out of telecommunications services in underdeveloped nations. While laying copper cable in the ground was a great way to build a telephone network 50 years ago, it is not an efficient, economical way to architect new networks in the 21st Century. Much of the new communications infrastructure in underdeveloped countries will be based on wireless technologies. Companies such as Cisco
(CSCO), Lucent (LU), Motorola (MOT), and QUALCOMM could be major beneficiaries of this trend.

PHOTONICS: We first mentioned photonics in our first quarter 1999 Quarterly Report to Shareholders. Photonics involves the transmission of light (photons) across fiber optic cable, which is analogous to the transmission of electrons on copper wire in electronics. To date, the use of photonics (commonly referred to as "fiber optics") has been largely limited to the long-haul backbone of the major telecommunications networks. As demand for bandwidth continues to increase across all points in the network, we expect photonics to steadily replace electronics as the technology of choice for more and more applications. Photonics technology has already begun to make its way into the Local Area Network (LAN) switching products. Companies such as Cisco and Lucent will continue to incorporate photonics because of the high speed and long reach characteristics inherent to this technology. Although widespread implementation of photonics technology still faces several hurdles, companies to watch in this exciting arena, including JDS/Uniphase (JDSU), Corning (GLW), and Finisar
(FNSR).

INTERNET INFRASTRUCTURE: Those who have been closely following Firsthand Funds will know that a favorite theme of ours has been the increasing demand for Internet bandwidth and infrastructure build-out. With a seemingly endless stream of new Internet applications, demand for bandwidth has increased at an exponential rate. Companies that supply parts to this expansion include PMC-Sierra (PMCS), Applied Micro Circuits (AMCC), Cisco, and Lucent. The good news for these and other companies like them is that we see no immediate slow down in the explosive demand for their products. Fueled by business and consumers' insatiable appetites for richer content, faster and more reliable access, these providers of Internet infrastructure components, products and services continue to face a bright future.

e-COMMERCE: A key driver of future demand for Internet infrastructure is electronic commerce, or e-commerce. Once thought to be no more than the ability to purchase books on-line from Amazon.com, e-commerce is changing the way that consumers and businesses purchase goods and services. The business-to-consumer opportunities that have shaped people's perception of e-commerce pale in comparison to the tremendous opportunities available in the business-to-business marketplace. From an investment perspective, we believe that the major opportunities in e-commerce will come from at least three types of companies: application, consulting and software service providers. The investments in The e-Commerce Fund reflects this approach. Although it is still early, some of the companies to watch include Calico Commerce (CLIC), Vignette (VIGN), and Globix
(GBIX).

CONSUMER ELECTRONICS: While consumer electronics devices are often the most visible applications of new technologies, it is not always easy to find great investment ideas in this sector. Many investors fail to see past the highly visible brand names like Sony and Panasonic. We approach this part of the market as we do any other: by identifying the major trends in the market and then doing the homework to find the gems hidden beneath the surface. Often this means looking at the manufacturers who supply the components to the well-known consumer device manufacturers.

The major consumer electronics trends we are following today include digital photography, DVD, and flat-panel displays. Digital photography is beginning to enter the mainstream as an acceptable alternative to traditional film-based photography. At the same time, DVD is becoming the de facto standard for the next-generation video technology in the home. Both of these trends rely upon core technologies such as image and video compression for their future success. We are investing in companies providing such underlying technologies, including Zoran (ZRAN), which markets semiconductors and intellectual property used in both of these applications.

Over the next few years, we expect to see a major shift in consumer demand from cathode ray tubes (CRTs) to digital and flat-panel displays for use as computer monitors. Flat-panel displays offer benefits: lower power, less physical space, and lower radiation emissions than CRTs. While these new monitors are slightly more expensive today, prices are falling fast, driving additional demand. A couple of the key beneficiaries of this trend include chip companies such as Sage (SAGI) and Silicon Image (SIMG).

LOOKING AHEAD: Although there are many technology trends driving our investments today, these are an illustration of the types of investment opportunities we are evaluating. There are always others on the horizon, and we will share details on those trends as they make their way into the portfolios.

                                           1999 Annual Report to Shareholders 17

[GRAPHIC OMITTED]

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
Firsthand Funds San Jose, California

We have audited the accompanying statements of assets and liabilities of the Firsthand Funds comprising, respectively, The Technology Value Fund, The Technology Leaders Fund, The Technology Innovators Fund, The Communications Fund, and The e-Commerce Fund, including the portfolios of investments as of December 31, 1999, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for the year ended December 31, 1996 and prior for the Technology Value Fund were audited by other auditors whose report dated January 15, 1997 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Firsthand Funds as of December 31, 1999, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                         Tait, Weller & Baker

                                         Philadelphia, Pennsylvania
                                         January 21, 2000

                                           1999 Annual Report to Shareholders 19

PORTFOLIO OF INVESTMENTS - Technology Value Fund
December 31, 1999

----------------------------------------------------------------------------------------
                                        non-income  %          shares         value
                                         producing
----------------------------------------------------------------------------------------
COMMON STOCKS                                      85.5%                 $1,159,299,609
                                                  -------------------------------------
   (Cost $663,377,084)

COMMUNICATIONS EQUIPMENT                           17.7%                    239,699,094
                                                  -------------------------------------
   ADC Telecommunications, Inc.              *                 220,000       15,963,750
   CIENA Corp.                               *                 659,000       37,892,500
   Digital Microwave Corp.                   *               1,949,000       45,679,687
   General Instrument Corp.                  *                  59,500        5,057,500
   Motorola, Inc.                                              167,500       24,664,375
   Nokia Corp.-- ADR                                           300,000       57,000,000
   Oak Industries, Inc.                      *                 275,000       29,184,375
   Osicom Technologies, Inc.                 *                 136,250        6,182,344
   P-Com, Inc.                               *                  70,000          619,063
   Tekelec, Inc.                             *                 775,800       17,455,500

ELECTRONIC DESIGN AUTOMATION                        0.5%                      6,441,930
                                                  -------------------------------------
   Avanti Technologies, Inc.                 *                 429,462        6,441,930

MEDICAL                                            10.4%                    141,263,373
                                                  -------------------------------------
   Amgen, Inc.                               *                 358,400       21,526,400
   Biogen, Inc.                              *                   4,000          338,000
   Boston Scientific Corp.                   *                 146,800        3,211,250
   C. R. Bard, Inc.                                             19,000        1,007,000
   Cambridge Heart, Inc.                     *                 332,500        1,142,969
   Cardima, Inc.                             *                 470,000          851,875
   Endocardial Solutions, Inc.               *                 279,100        2,442,125
   EndoSonics Corp.                          *                 635,700        2,860,650
   Guidant Corp.                             *                 312,629       14,693,563
   IGEN International, Inc.                  *                   5,000          148,750
   Immunex Corp.                             *                 394,000       43,069,125
   Johnson & Johnson                                           115,020       10,711,237
   Maxygen, Inc.                             *                   1,000           71,000
   Medicalogic, Inc.                         *                 202,500        4,252,500
   MedImmune, Inc.                           *                   6,500        1,078,188
   Medtronic, Inc.                                             268,906        9,798,262
   Merck & Co., Inc.                                           212,000       14,217,250
   Novoste Corp.                             *                  73,200        1,207,800
   PathoGenesis Corp.                        *                   2,500           53,594
   QuadraMed Corp.                           *                 658,500        5,741,297
   Radiance Medical Systems, Inc.            *                 484,900        2,394,194
   Sepracor, Inc.                            *                   4,500          446,344

NETWORKING                                          4.3%                     57,989,406
                                                  -------------------------------------
   Cabletron Systems, Inc.                   *               1,110,000       28,860,000
   FVC.COM, Inc.                             *                 223,500        2,612,156
   Newbridge Networks Corp.                  *                 896,000       20,216,000
   Packeteer, Inc.                           *                  88,750        6,301,250

PERIPHERALS                                         0.6%                      7,730,625
                                                  -------------------------------------
   Adaptec, Inc.                             *                 155,000        7,730,625

PHOTONICS                                           1.6%                     22,122,781
                                                  -------------------------------------
   Finisar Corp.                             *                  22,750        2,044,656
   Methode Electronics, Inc.                                   625,000       20,078,125

SEMICONDUCTOR EQUIPMENT                             4.1%                     56,167,785
                                                  -------------------------------------
   Applied Science & Technology, Inc.        *                  97,500        3,240,352
   Asyst Technologies, Inc.                  *                 399,000       26,159,437

                                  See Accompanying Notes to Financial Statements

20 Firsthand

PORTFOLIO OF INVESTMENTS - Technology Value  Fund
December 31, 1999

----------------------------------------------------------------------------------------
 .. continued ..                         non-income  %          shares         value
                                         producing
----------------------------------------------------------------------------------------
   Cymer, Inc.                               *                 196,000        9,016,000
   Rudolph Technologies, Inc.                *                  35,000        1,172,500
   SpeedFam-IPEC, Inc.                       *                 250,275        3,237,933
   Veeco Instruments, Inc.                   *                 285,000       13,341,563

SEMICONDUCTORS                                     32.9%                    446,929,896
                                                  -------------------------------------
   Applied Micro Circuits Corp.              *                 511,000       65,024,750
   Atmel Corp.                               *               1,600,000       47,300,000
   Celeritek, Inc. (1)                       *                 522,200       10,084,988
   Chartered Semiconductor, Ltd.             *                  25,000        1,825,000
   Conexant Systems, Inc.                    *                 287,900       19,109,362
   EPCOS AG-Spon ADR                         *                 370,000       27,634,375
   Galileo Technology, Ltd.                  *                  69,000        1,664,625
   Genesis Microchip, Inc.                   *                  97,500        2,059,687
   GlobeSpan, Inc.                           *                 109,500        7,131,187
   NETsilicon, Inc.                          *                 349,250        7,006,828
   PMC-Sierra, Inc.                          *                 397,900       63,788,344
   Sage, Inc.                                *                 100,000        1,937,500
   Silicon Image, Inc.                       *                 200,000       14,012,500
   Stellar Semiconductor, Inc.
      Series "B" (2)                         *               2,040,000        6,630,000
   Stellar Semiconductor, Inc.
      Series "C" (2)                         *               1,200,000        2,916,000
   TranSwitch Corp.                          *                 744,000       53,986,500
   TriQuint Semiconductor, Inc.              *                 550,000       61,187,500
   Vitesse Semiconductor Corp.               *                 320,000       16,780,000
   Zoran Corp. (1)                           *                 661,000       36,850,750

SERVICES                                            2.7%                     36,390,000
                                                  -------------------------------------
   Globix Corp.                              *                 606,500       36,390,000

SOFTWARE                                            6.5%                     87,470,969
                                                  -------------------------------------
   BindView Development Corp.                *                 328,000       16,297,500
   Concord Communications, Inc.              *                 669,000       29,686,875
   i2 Technologies, Inc.                     *                  37,000        7,215,000
   Legato Systems, Inc.                      *                  39,000        2,683,688
   Macromedia, Inc.                          *                  20,000        1,462,500
   Pervasive Software, Inc.                  *                 281,500        4,767,906
   Wind River Systems                        *                 690,000       25,357,500

TELECOMMUNICATION                                   4.2%                     57,093,750
                                                  -------------------------------------
   AT&T Corp.                                                1,125,000       57,093,750

CASH EQUIVALENTS                                   16.3%                    220,471,026
                                                  -------------------------------------
   (Cost $218,703,957)
     Firstar Stellar Treasury Fund                           7,591,530        7,591,530
     U.S. T-Bill due 4/6/00                                214,000,000      212,879,496

TOTAL INVESTMENT SECURITIES                       101.8%                  1,379,770,635
                                                  -------------------------------------
   (Cost $882,081,041)

LIABILITIES IN EXCESS OF OTHER ASSETS              (1.8%)                   (24,151,403)
                                                  -------------------------------------

NET ASSETS                                        100.0%                 $1,355,619,232
                                                  =====================================

(1)  Affiliated issuer (Note 4).
(2)  Restricted security (Note 4).

See Accompanying Notes to Financial Statements

                                           1999 Annual Report to Shareholders 21

PORTFOLIO OF INVESTMENTS - Technology Leaders  Fund
December 31, 1999

----------------------------------------------------------------------------------------
                                        non-income  %          shares         value
                                         producing
----------------------------------------------------------------------------------------
COMMON STOCKS                                      83.6%                   $330,736,774
                                                  -------------------------------------
   (Cost $180,614,955)

COMMUNICATIONS EQUIPMENT                           24.2%                     95,866,263
                                                  -------------------------------------
   General Instrument Corp.                  *                  99,500        8,457,500
   Lucent Technologies, Inc.                                   122,000        9,127,125
   Nokia Corp.-- ADR                                           100,000       19,000,000
   QUALCOMM, Inc.                            *                 278,400       49,033,200
   Scientific-Atlanta, Inc.                                     40,000        2,225,000
   Tellabs, Inc.                             *                 125,000        8,023,438

COMPUTERS                                           8.1%                     31,954,687
                                                  -------------------------------------
   Hewlett-Packard Co.                                          33,000        3,759,937
   International Business Machines Corp.                       132,000       14,256,000
   Sun Microsystems, Inc.                    *                 180,000       13,938,750

ELECTRONIC DESIGN AUTOMATION                        1.0%                      3,840,000
                                                  -------------------------------------
   Cadence Design Systems, Inc.              *                 160,000        3,840,000

INTERNET                                            2.7%                     10,561,250
                                                  -------------------------------------
   America Online, Inc.                      *                 140,000       10,561,250

NETWORKING                                          3.2%                     12,855,000
                                                  -------------------------------------
   Cisco Systems, Inc.                       *                 120,000       12,855,000

OTHER ELECTRONICS                                   2.7%                     10,831,481
                                                  -------------------------------------
   Agilent Technologies, Inc.                *                 140,100       10,831,481

SEMICONDUCTOR EQUIPMENT                             9.6%                     37,874,719
                                                  -------------------------------------
   Applied Materials, Inc.                   *                  82,500       10,451,719
   KLA-Tencor Corp.                          *                 104,000       11,583,000
   Teradyne, Inc.                            *                 240,000       15,840,000

SEMICONDUCTORS                                     17.4%                     68,890,030
                                                  -------------------------------------
   Altera Corp.                              *                 220,000       10,903,750
   Conexant Systems, Inc.                    *                 155,000       10,288,125
   Intel Corp.                                                 127,705       10,511,718
   PMC-Sierra, Inc.                          *                  80,000       12,825,000
   Texas Instruments, Inc.                                      64,500        6,248,437
   Vitesse Semiconductor Corp.               *                 172,000        9,019,250
   Xilinx, Inc.                              *                 200,000        9,093,750

SOFTWARE                                           10.2%                     40,300,844
                                                  -------------------------------------
   Microsoft Corp.                           *                  73,500        8,581,125
   Oracle Corp.                              *                 127,500       14,287,969
   SAP AG-- ADR                                                  8,000          416,500
   Wind River Systems                        *                 463,000       17,015,250

TELECOMMUNICATIONS                                  4.5%                     17,762,500
                                                  -------------------------------------
   AT&T Corp.                                                  350,000       17,762,500

                                  See Accompanying Notes to Financial Statements

22 Firsthand

PORTFOLIO OF INVESTMENTS - Technology Leaders  Fund
December 31, 1999
----------------------------------------------------------------------------------------
 .. continued ..                         non-income  %          shares         value
                                         producing
----------------------------------------------------------------------------------------



CASH EQUIVALENTS                                   15.6%                     61,708,243
                                                  -------------------------------------
   (Cost $61,706,197)
     Firstar Stellar Treasury Fund                           3,320,781        3,320,781
     U.S. T-Bill due 3/16/00                                59,000,000       58,387,462

TOTAL INVESTMENT SECURITIES                        99.2%                    392,445,017
                                                  -------------------------------------
   (Cost $242,321,152)

OTHER ASSETS IN EXCESS OF LIABILITIES               0.8%                      3,143,655
                                                  -------------------------------------

NET ASSETS                                        100.0%                   $395,588,672
                                                  =====================================

See Accompanying Notes to Financial Statements

                                           1999 Annual Report to Shareholders 23

PORTFOLIO OF INVESTMENTS - Technology Innovators  Fund
December 31, 1999

----------------------------------------------------------------------------------------
                                        non-income  %          shares         value
                                         producing
----------------------------------------------------------------------------------------
COMMON STOCKS                                      82.1%                   $496,106,020
                                                  -------------------------------------
   (Cost $313,367,800)

COMMUNICATIONS EQUIPMENT                           14.0%                     84,375,307
                                                  -------------------------------------
   Adaptive Broadband Corp.                  *                  65,000        4,797,812
   Advanced Fibre Communications, Inc.       *                  80,000        3,575,000
   Aware, Inc.                               *                  10,000          363,750
   Charter Communications                    *                   1,000           21,875
   Cielo Communications, Inc. (2)            *                 842,857        2,950,000
   CIENA Corp.                               *                 279,500       16,071,250
   Digital Microwave Corp.                   *               1,206,500       28,277,343
   Lucent Technologies, Inc.                                    10,992          822,339
   Osicom Technologies, Inc.                 *                 160,250        7,271,344
   P-Com, Inc.                               *                 681,000        6,022,594
   Tekelec, Inc.                             *                 631,200       14,202,000

COMPUTERS                                           0.1%                        262,000
                                                  -------------------------------------
   Predictive Systems, Inc.                  *                   4,000          262,000

INTERNET                                            0.8%                      4,985,375
                                                  -------------------------------------
   At Home Corp.                             *                   6,000          257,250
   InfoSpace.com, Inc.                       *                  22,000        4,708,000
   SonicWALL, Inc.                           *                     500           20,125

NETWORKING                                          2.9%                     17,681,187
                                                  -------------------------------------
   Cobalt Networks, Inc.                     *                     500           54,187
   Extreme Networks                          *                   1,000           83,500
   F5 Networks, Inc.                         *                  35,000        3,990,000
   FVC.COM, Inc.                             *                  15,000          175,312
   Juniper Networks, Inc.                    *                     500          170,000
   Newbridge Networks Corp.                  *                 291,000        6,565,688
   Packeteer, Inc.                           *                  88,750        6,301,250
   Vixel Corp.                               *                  20,000          341,250

OTHER ELECTRONICS                                   4.0%                     23,905,000
                                                  -------------------------------------
   Cree Research, Inc.                       *                 280,000       23,905,000

PERIPHERALS                                         0.1%                         54,375
                                                  -------------------------------------
   iGo Corp.                                 *                   6,000           54,375

PHOTONICS                                           4.5%                     27,148,731
                                                  -------------------------------------
   Finisar Corp.                             *                 205,150       18,437,856
   JDS Uniphase Corp.                        *                  54,000        8,710,875

SEMICONDUCTOR EQUIPMENT                             1.7%                     10,615,463
                                                  -------------------------------------
   Cymer, Inc.                               *                  15,000          690,000
   Novellus Systems, Inc.                    *                  26,000        3,185,813
   Rudolph Technologies, Inc.                *                  35,000        1,172,500
   SpeedFam-IPEC, Inc.                       *                  14,200          183,712
   Veeco Instruments, Inc.                   *                 115,000        5,383,438

SEMICONDUCTORS                                     20.1%                    121,444,027
                                                  -------------------------------------
   Applied Micro Circuits Corp.              *                  10,000        1,272,500
   Galileo Technology Ltd.                   *                   1,600           38,600
   Genesis Microchip, Inc.                   *                 554,500       11,713,812
   GlobeSpan, Inc.                           *                  63,500        4,135,438
   Hi/fn, Inc.                               *                  50,000        1,937,500
   MMC Networks, Inc.                        *                   7,500          257,813

                                  See Accompanying Notes to Financial Statements

24 Firsthand

PORTFOLIO OF INVESTMENTS - Technology Innovators  Fund
December 31, 1999
----------------------------------------------------------------------------------------
 .. continued ..                         non-income  %          shares         value
                                         producing
----------------------------------------------------------------------------------------
   NETsilicon, Inc.                          *                 576,750       11,571,047
   QuickLogic Corp.                          *                    8,00          132,000
   Sage, Inc. (1)                            *                 765,000       14,821,875
   Silicon Image, Inc.                       *                 319,000       22,349,938
   TranSwitch Corp.                          *                 491,450       35,660,841
   TriQuint Semiconductor, Inc.              *                  80,350        8,938,938
   V3 Semiconductors, Inc.                   *                  47,200          613,600
   Zoran Corp.                               *                 143,500        8,000,125

SERVICES                                           13.1%                     79,625,343
                                                  -------------------------------------
   Aether Systems, Inc.                      *                 144,350       10,339,068
   Critical Path, Inc.                       *                   5,000          471,875
   Exodus Communications, Inc.               *                 102,400        9,094,400
   Globix Corp.                              *                 349,500       20,970,000
   Navisite, Inc.                            *                 387,500       38,750,000

SOFTWARE                                           19.3%                    116,656,381
                                                  -------------------------------------
   Allaire Corp.                             *                  50,000        7,250,000
   BindView Development Corp.                *                 225,000       11,179,687
   Calico Commerce, Inc.                     *                  60,000        3,180,000
   Check Point Software Technologies, Ltd.   *                  13,000        2,583,750
   Concord Communications, Inc.              *                 334,500       14,843,437
   Concur Technologies, Inc.                 *                   9,900          287,100
   Digimarc Corp.                            *                   5,000          250,000
   Hyperion Solutions Corp.                  *                  50,000        2,175,000
   Intraware, Inc.                           *                  45,000        3,555,000
   Legato Systems, Inc.                      *                 221,400       15,235,088
   Macromedia, Inc.                          *                 110,000        8,043,750
   Pervasive Software, Inc.                  *                 428,500        7,257,719
   Red Hat, Inc.                             *                     500          105,625
   Silknet Software, Inc.                    *                   5,000          828,750
   Sterling Commerce, Inc.                   *                  20,000          681,250
   VeriSign, Inc.                            *                  86,300       16,461,725
   Vignette Corp.                            *                 139,500       22,738,500

TELECOMMUNICATIONS                                  1.5%                      9,352,831
                                                  -------------------------------------
   Concentric Network Corp.                  *                 158,500        4,883,781
   Open TV Corp.                             *                   5,000          401,250
   Qwest Communications International, Inc.  *                  94,600        4,067,800

CASH EQUIVALENTS                                   19.9%                    120,122,859
                                                  -------------------------------------
   (Cost $120,131,908)
     Firstar Stellar Treasury Fund                           4,127,421        4,127,421
     U.S. T-Bill due 2/3/00                                116,500,000      115,995,438

TOTAL INVESTMENT SECURITIES                       102.0%                    616,228,879
                                                  -------------------------------------
   (Cost $433,499,708)

LIABILITIES IN EXCESS OF OTHER ASSETS              (2.0%)                   (12,292,861)
                                                  -------------------------------------

NET ASSETS                                        100.0%                   $603,936,018
                                                  =====================================

(1)  Affiliated issuer (Note 4).
(2)  Restricted security (Note 4).

See Accompanying Notes to Financial Statements

                                           1999 Annual Report to Shareholders 25

PORTFOLIO OF INVESTMENTS - The Communications Fund
December 31, 1999

----------------------------------------------------------------------------------------
                                        non-income  %          shares         value
                                         producing
----------------------------------------------------------------------------------------
COMMON STOCKS                                      79.9%                   $145,481,256
                                                  -------------------------------------
   (Cost $113,052,347)
COMMUNICATIONS EQUIPMENT                           27.1%                     49,336,921
                                                  -------------------------------------
   Adaptive Broadband Corp.                  *                  29,000        2,140,562
   CIENA Corp.                               *                 145,000        8,337,500
   Digital Microwave Corp.                   *                 138,000        3,234,375
   Motorola, Inc.                                               30,000        4,417,500
   Nokia Corp.-- ADR                                            30,000        5,700,000
   Osicom Technologies, Inc.                 *                 216,000        9,801,000
   P-Com, Inc.                               *                 470,500        4,160,984
   QUALCOMM, Inc.                            *                  40,000        7,045,000
   Tekelec, Inc.                             *                 200,000        4,500,000

PHOTONICS                                           1.0%                      1,797,500
                                                  -------------------------------------
   Finisar Corp.                             *                  20,000        1,797,500

SERVICES                                           18.6%                     33,829,353
                                                  -------------------------------------
   Aether Systems, Inc.                      *                  83,550        5,984,269
   Exodus Communications, Inc.               *                  50,000        4,440,625
   Globix Corp.                              *                  93,000        5,580,000
   Interliant, Inc.                          *                 186,100        4,838,600
   Navisite, Inc.                            *                  60,000        6,000,000
   Verio, Inc.                               *                 151,250        6,985,859

TELECOMMUNICATIONS                                 33.2%                     60,517,482
                                                  -------------------------------------
   AT&T Corp.                                                   75,000        3,806,250
   Concentric Network Corp.                  *                 291,500        8,981,844
   Covad Communications Co.                  *                  90,000        5,034,375
   Global Crossing, Ltd.                     *                 100,000        5,000,000
   Intermedia Communications, Inc.           *                 100,000        3,881,250
   Level 3 Communications, Inc.              *                  55,100        4,511,312
   Management Network Group, Inc.            *                   2,500           81,563
   Metromedia Fiber Network-A                *                 115,600        5,541,575
   Next Level Communication, Inc.            *                     500           37,438
   Qwest Communications International, Inc.  *                 150,000        6,450,000
   RCN Corp.                                 *                  40,000        1,940,000
   Teligent, Inc.                            *                  55,000        3,396,250
   Williams Communications, Inc.             *                 182,000        5,266,625
   Winstar Communications, Inc.              *                  88,000        6,589,000

CASH EQUIVALENTS                                   24.2%                     44,138,007
                                                  -------------------------------------
   (Cost $43,871,378)
     Firstar Stellar Treasury Fund                           2,645,601        2,645,601
     U.S. T-Bill due 3/16/00                                 9,510,000        9,411,267
     U.S. T-Bill due 4/6/00                                 32,250,000       32,081,139

TOTAL INVESTMENT SECURITIES                       104.1%                    189,619,263
                                                 --------------------------------------
   (Cost $156,923,725)

LIABILITIES IN EXCESS OF OTHER ASSETS              (4.1%)                    (7,463,919)
                                                  -------------------------------------

NET ASSETS                                        100.0%                   $182,155,344
                                                  =====================================

                                  See Accompanying Notes to Financial Statements

26 Firsthand

PORTFOLIO OF INVESTMENTS - The e-Commerce Fund
December 31, 1999

----------------------------------------------------------------------------------------
                                        non-income  %          shares         value
                                         producing
----------------------------------------------------------------------------------------
COMMON STOCKS                                      80.2%                    239,464,972
                                                  -------------------------------------
   (Cost $187,852,755)

COMPUTERS                                          10.8%                     32,298,750
                                                  -------------------------------------
   International Business Machines Corp.                       170,000       18,360,000
   Sun Microsystems, Inc.                    *                 180,000       13,938,750

INTERNET                                            1.5%                      4,477,781
                                                  -------------------------------------
   Agency.com, Ltd.                          *                   2,000          102,000
   C-Bridge Internet Solutions, Inc.         *                   5,000          243,125
   Ebenx, Inc.                               *                   6,000          271,500
   Freemarkets, Inc.                         *                     500          170,656
   iManage, Inc.                             *                 104,000        3,341,000
   McAfee.com Corp.                          *                   2,000           90,000
   Preview Systems, Inc.                     *                   4,000          259,500

NETWORKING                                          3.6%                     10,712,500
                                                  -------------------------------------
   Cisco Systems, Inc.                       *                 100,000       10,712,500

SERVICES                                           12.5%                     37,170,597
                                                  -------------------------------------
   Cysive, Inc.                              *                  12,400          893,575
   Exodus Communications, Inc.               *                  50,000        4,440,625
   Globix Corp.                              *                 109,000        6,540,000
   Interliant, Inc.                          *                 156,600        4,071,600
   Navisite, Inc.                            *                  72,500        7,250,000
   USWeb Corp.                               *                 150,000        6,665,625
   Verio, Inc.                               *                 158,250        7,309,172

SOFTWARE                                           51.8%                    154,805,344
                                                  -------------------------------------
   Acrue Software                            *                  10,000          541,250
   Allaire Corp.                             *                  70,000       10,150,000
   Art Technology Group, Inc.                *                  60,000        7,800,000
   BindView Development Corp.                *                 188,000        9,341,250
   Bluestone Software, Inc.                  *                  59,000        6,785,000
   CacheFlow, Inc.                           *                   1,000          130,687
   Calico Commerce, Inc.                     *                 206,000       10,918,000
   eGain Communications Corp.                *                 211,000        7,965,250
   InterWorld Corp.                          *                  10,000          853,750
   Interwoven, Inc.                          *                 114,900       13,974,713
   Intraware, Inc.                           *                  50,000        3,950,000
   Macromedia, Inc.                          *                 199,500       14,588,438
   OnDisplay, Inc.                           *                 180,000       16,357,500
   Oracle Corp.                              *                 160,000       17,930,000
   Pervasive Software, Inc.                  *                 117,500        1,990,156
   Silknet Software, Inc.                    *                  82,500       13,674,375
   Verisign, Inc.                            *                  50,300        9,594,725
   Vignette Corp.                            *                  50,500        8,231,500
   Xpedior, Inc.                             *                   1,000           28,750

CASH EQUIVALENTS                                   22.1%                     66,144,754
                                                  -------------------------------------
   (Cost $66,142,536)
     Firstar Stellar Treasury Fund                           2,809,202        2,809,202
     U.S. T-Bill due 3/16/00                                64,000,000       63,335,552

TOTAL INVESTMENT SECURITIES                       102.3%                    305,609,726
                                                 --------------------------------------

   (Cost $253,995,291)
LIABILITIES IN EXCESS OF OTHER ASSETS              (2.3%)                    (6,924,168)
                                                 --------------------------------------

NET ASSETS                                        100.0%                   $298,685,558
                                                  =====================================

See Accompanying Notes to Financial Statements

                                           1999 Annual Report to Shareholders 27

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

                                               TECHNOLOGY       TECHNOLOGY       TECHNOLOGY              THE              THE
                                                    VALUE          LEADERS       INNOVATORS   COMMUNICATIONS       e-COMMERCE
                                                     FUND             FUND             FUND             FUND             FUND
=============================================================================================================================
ASSETS
Investment securities:
   At amortized cost                       $  882,081,041   $  242,321,152   $  433,499,708   $  156,923,725   $  253,995,291
                                           ==============   ==============   ==============   ==============   ==============
   At market value
      (Note 1)                             $1,379,770,635   $  392,445,017   $  616,228,879   $  189,619,263   $  305,609,726
Receivable for capital
   shares sold                                 18,547,686        4,627,271        3,286,375        4,397,856        5,951,614
Dividends receivable                              822,094          230,446          546,109          109,187          272,906
                                           --------------   --------------   --------------   --------------   --------------
   TOTAL ASSETS                             1,399,140,415      397,302,734      620,061,363      194,126,306      311,834,246
                                           --------------   --------------   --------------   --------------   --------------

LIABILITIES
Payable for capital
   shares redeemed                              3,833,783          244,348        5,873,937          386,837          397,233
Payable for securities
   purchased                                   37,933,418          942,188        9,414,404       11,381,420       12,415,060
Payable to affiliates (Note 3)                  1,753,982          527,526          837,004          202,705          336,395
                                           --------------   --------------   --------------   --------------   --------------
   TOTAL LIABILITIES                           43,521,183        1,714,062       16,125,345       11,970,962       13,148,688
                                           --------------   --------------   --------------   --------------   --------------

NET ASSETS                                 $1,355,619,232   $  395,588,672   $  603,936,018   $  182,155,344   $  298,685,558
                                           ==============   ==============   ==============   ==============   ==============

Net assets consist of:
Paid-in-capital                            $  860,735,376   $  245,461,128   $  420,139,716   $  149,459,806   $  246,957,080
Accumulated net
   investment income                                   --               --               --               --           14,610
Distributions in excess of
   net realized capital gains                  (2,805,738)              --               --               --               --
Accumulated net realized
   gains from security
      transactions                                     --            3,679        1,067,131               --           99,433
Net unrealized appreciation
   on investments                             497,689,594      150,123,865      182,729,171       32,695,538       51,614,435
                                           --------------   --------------   --------------   --------------   --------------

Net assets                                 $1,355,619,232   $  395,588,672   $  603,936,018   $  182,155,344   $  298,685,558
                                           ==============   ==============   ==============   ==============   ==============


Shares of beneficial interest
outstanding (unlimited number of
shares authorized, no par value)
(Note 5)                                       14,976,482        8,853,454       12,236,166       12,436,188       20,094,408
                                           ==============   ==============   ==============   ==============   ==============
Net asset value, redemption price
and offering price per share
(Note 1)                                   $        90.52   $        44.68   $        49.36   $        14.65   $        14.86
                                           ==============   ==============   ==============   ==============   ==============

                                  See Accompanying Notes to Financial Statements

28 Firsthand

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999 (A)

                                         TECHNOLOGY       TECHNOLOGY       TECHNOLOGY              THE              THE
                                              VALUE          LEADERS       INNOVATORS   COMMUNICATIONS       e-COMMERCE
                                               FUND             FUND             FUND             FUND             FUND
=============================================================================================================================

INVESTMENT INCOME
Interest                              $     417,926    $     181,755    $      19,136    $       5,853    $       8,889
Dividends                                 2,193,047          607,145        1,547,387          265,040          530,477
                                      -------------    -------------    -------------    -------------    -------------
   TOTAL INVESTMENT
      INCOME                              2,610,973          788,900        1,566,523          270,893          539,366
                                      -------------    -------------    -------------    -------------    -------------

EXPENSES
Investment advisory fees                  6,202,423        1,769,767        1,751,713          248,417          404,384
Administrative fees                       1,703,732          524,251          505,227           74,525          120,372
                                      -------------    -------------    -------------    -------------    -------------
   TOTAL EXPENSES
      (Note 3)                            7,906,155        2,294,018        2,256,940          322,942          524,756
                                      -------------    -------------    -------------    -------------    -------------

NET INVESTMENT INCOME
   (LOSS)                                (5,295,182)      (1,505,118)        (690,417)         (52,049)          14,610
                                      -------------    -------------    -------------    -------------    -------------

REALIZED AND UNREALIZED GAINS
   ON INVESTMENTS
Net realized gains from
   security transactions                 41,940,680        3,962,276        7,882,318           49,150           99,433
Net change in unrealized
   appreciation on
      investments                       493,368,505      139,007,139      181,766,125       32,695,538       51,614,435
                                      -------------    -------------    -------------    -------------    -------------

NET REALIZED AND
   UNREALIZED GAINS
      ON INVESTMENTS                    535,309,185      142,969,415      189,648,443       32,744,688       51,713,868
                                      -------------    -------------    -------------    -------------    -------------

NET INCREASE IN NET
   ASSETS FROM
      OPERATIONS                      $ 530,014,003    $ 141,464,297    $ 188,958,026    $  32,692,639    $  51,728,478
                                      =============    =============    =============    =============    =============

(A) Except for The Communications Fund and The e-Commerce Fund, which represent the period from the initial public offering of shares (September 30, 1999) through December 31, 1999.

See Accompanying Notes to Financial Statements

                                           1999 Annual Report to Shareholders 29

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1999 and 1988

                                                        TECHNOLOGY VALUE FUND               TECHNOLOGY LEADERS FUND
                                                       Year               Year               Year              Year
                                                       Ended              Ended              Ended              Ended
                                                     12/31/99           12/31/98           12/31/99           12/31/98
==========================================================================================================================
FROM OPERATIONS:
Net investment loss                              $    (5,295,182)   $    (3,280,860)   $    (1,505,118)   $      (197,497)
Net realized gains (losses) from security
   transactions                                       41,940,680         (1,125,096)         3,962,276            903,227
Net change in unrealized appreciation on
   investments                                       493,368,505         40,388,492        139,007,139         11,093,756
                                                 ---------------    ---------------    ---------------    ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS           530,014,003         35,982,536        141,464,297         11,799,486
                                                 ---------------    ---------------    ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                                    --                 --                 --             (2,257)
 From net realized gains                              (34,321,277)                --         (3,159,208)                --
In excess of net realized gains                         (956,985)                --                 --                 --
                                                 ---------------    ---------------    ---------------    ---------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS
   TO SHAREHOLDERS                                   (35,278,262)                --         (3,159,208)            (2,257)
                                                 ---------------    ---------------    ---------------    ---------------

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                          1,269,166,926        149,553,020        366,724,426         53,787,109
Net asset value of shares issued in
   reinvestment of distributions to
      shareholders                                    33,194,946                 --          2,977,658                 --
Payments for shares redeemed                        (619,609,478)      (201,778,002)      (155,253,222)       (26,330,447)
                                                 ---------------    ---------------    ---------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL SHARE TRANSACTIONS                   682,752,394        (52,224,982)       214,448,862         27,456,662
                                                 ---------------    ---------------    ---------------    ---------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS                                      1,177,488,135        (16,242,446)       352,753,951         39,253,891

NET ASSETS:
Beginning of year                                    178,131,097        194,373,543         42,834,721          3,580,830
                                                 ---------------    ---------------    ---------------    ---------------
End of year                                      $ 1,355,619,232    $   178,131,097    $   395,588,672    $    42,834,721
                                                 ===============    ===============    ===============    ===============
UNDISTRIBUTED NET INVESTMENT
   INCOME:                                       $            --    $            --    $            --    $            --
                                                 ===============    ===============    ===============    ===============

CAPITAL SHARE ACTIVITY:
Shares sold                                           20,384,168          5,313,423         11,728,243          3,830,812
Shares issued in reinvestment of distributions
   to shareholders                                       417,809                 --             83,240                 --
Shares redeemed                                      (11,350,482)        (7,247,403)        (5,345,391)        (1,798,882)
                                                 ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding          9,451,495         (1,933,980)         6,466,092          2,031,930
Shares outstanding, beginning of year                  5,524,987          7,458,967          2,387,362            355,432
                                                 ---------------    ---------------    ---------------    ---------------
Shares outstanding, end of year                       14,976,482          5,524,987          8,853,454          2,387,362
                                                 ===============    ===============    ===============    ===============

                                  See Accompanying Notes to Financial Statements

30 Firsthand

For the Periods Ended December 31, 1999 and 1988

                                                                                           THE              THE
                                                         TECHNOLOGY INNOVATORS        COMMUNICATIONS     e-COMMERCE
                                                                 FUND                      FUND             FUND
                                                        Year             Period           Period           Period
                                                        Ended            Ended            Ended            Ended
                                                      12/31/99         12/31/98(A)      12/31/99(B)      12/31/99(B)
====================================================================================================================
FROM OPERATIONS:
Net investment income (loss)                       $    (690,417)   $      (5,965)   $     (52,049)   $      14,610
Net realized gains from security transactions          7,882,318          150,422           49,150           99,433
Net change in unrealized appreciation on
   investments                                       181,766,125          963,046       32,695,538       51,614,435
                                                   -------------    -------------    -------------    -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS           188,958,026        1,107,503       32,692,639       51,728,478
                                                   -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income                                    --               --               --               --
 From net realized gains                               (6,269,227)              --               --               --
                                                   -------------    -------------    -------------    -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS
   TO SHAREHOLDERS                                    (6,269,227)              --               --               --
                                                   -------------    -------------    -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                            637,596,098        8,790,653      158,460,884      259,447,141
Net asset value of shares issued in reinvestment
   of distributions to shareholders                    5,909,870               --               --               --
Payments for shares redeemed                        (228,747,848)      (3,409,057)      (8,998,179)     (12,490,061)
                                                   -------------    -------------    -------------    -------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS                        414,758,120        5,381,596      149,462,705      246,957,080
                                                   -------------    -------------    -------------    -------------

TOTAL INCREASE IN NET ASSETS:                        597,446,919        6,489,099      182,155,344      298,685,558

NET ASSETS:
Beginning of period                                    6,489,099               --               --               --
                                                   -------------    -------------    -------------    -------------
End of period                                      $ 603,936,018    $   6,489,099    $ 182,155,344    $ 298,685,558
                                                   =============    =============    =============    =============

UNDISTRIBUTED NET INVESTMENT
   INCOME:                                         $          --    $          --    $          --    $      14,610
                                                   =============    =============    =============    =============

CAPITAL SHARE ACTIVITY:
Shares sold                                           18,978,792          649,555       13,146,370       21,095,022
Shares issued in reinvestment of
   distributions to shareholders                         134,657               --               --               --
Shares redeemed                                       (7,282,584)        (244,254)        (710,182)      (1,000,614)
                                                   -------------    -------------    -------------    -------------
Net increase in shares outstanding                    11,830,865          405,301       12,436,188       20,094,408
Shares outstanding, beginning of period                  405,301               --               --               --
                                                   -------------    -------------    -------------    -------------
Shares outstanding, end of period                     12,236,166          405,301       12,436,188       20,094,408
                                                   =============    =============    =============    =============

(A) Represents the period from the commencement of operations (May 20, 1998) through December 31, 1998.
(B) Represents the period from the commencement of operations (September 30, 1999) through December 31, 1999.

See Accompanying Notes to Financial Statements

                                           1999 Annual Report to Shareholders 31

FINANCIAL HIGHLIGHTS
Technology Value Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                             Year        Year        Year        Year        Year
                                            Ended       Ended       Ended       Ended       Ended
                                          12/31/99    12/31/98    12/31/97    12/31/96    12/31/95
===================================================================================================


Net asset value at beginning of year    $    32.24  $    26.06  $    26.66  $    18.44  $    11.70
                                        ----------  ----------  ----------  ----------  ----------
Income from investment operations:
   Net investment loss                       (0.35)      (0.59)      (0.26)      (0.08)      (0.14)
   Net realized and unrealized gains
   on investments                            61.36        6.77        1.90       11.20        7.28
                                        ----------  ----------  ----------  ----------  ----------
Total from investment operations             61.01        6.18        1.64       11.12        7.14
                                        ----------  ----------  ----------  ----------  ----------

Less distributions:
   Distributions from net realized
      gains                                  (2.71)         --       (1.80)      (2.90)      (0.40)
   Distributions in excess of net
      realized gains                         (0.02)         --       (0.44)         --          --
                                        ----------  ----------  ----------  ----------  ----------
Total distributions                          (2.73)         --       (2.24)      (2.90)      (0.40)
                                        ----------  ----------  ----------  ----------  ----------

Net asset value at end of year          $    90.52  $    32.24  $    26.06  $    26.66  $    18.44
                                        ==========  ==========  ==========  ==========  ==========

Total return                               190.40%      23.71%       6.46%      60.55%      61.17%
                                        ==========  ==========  ==========  ==========  ==========

Net assets at end of year (millions)    $  1,355.6  $    178.1  $    194.4  $     35.1  $      2.7
                                        ==========  ==========  ==========  ==========  ==========
Ratio of expenses to average
   net assets                                1.91%       1.95%       1.93%       1.81%       1.98%

Ratio of net investment loss to
   average net assets                       (1.27%)     (1.80%)     (1.43%)     (0.55%)     (1.45%)

Portfolio turnover rate                        41%        126%        101%         43%         45%

                                  See Accompanying Notes to Financial Statements

32 Firsthand

FINANCIAL HIGHLIGHTS
Technology Leaders Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                         Year        Year     Period
                                                        Ended       Ended      Ended
                                                      12/31/99    12/31/98   12/31/97(A)
========================================================================================
Net asset value at beginning of period              $    17.94  $    10.07  $   10.00
                                                    ----------  ----------  ---------

Income from investment operations:
   Net investment income (loss)                          (0.17)      (0.09)      0.01
   Net realized and unrealized gains on investments      27.40        7.96       0.06
                                                    ----------  ----------  ---------
Total from investment operations                         27.23        7.87       0.07
                                                    ----------  ----------  ---------

Less distributions:
   Dividends from net investment income                     --          --         --
   Distributions from net realized gains                 (0.49)         --         --
                                                    ----------  ----------  ---------
Total Distributions                                      (0.49)         --         --
                                                    ----------  ----------  ---------

Net asset value at end of period                    $    44.68  $    17.94  $   10.07
                                                    ==========  ==========  =========

Total return                                            152.58%      78.15% 0.70% (B)
                                                    ==========  ==========  =========

Net assets at end of period (millions)              $    395.6  $     42.8  $     3.6
                                                    ==========  ==========  =========

Ratio of expenses to average net assets                  1.94%       1.94%      1.80% (C)

Ratio of net investment income (loss) to
   average net assets                                   (1.27%)     (1.03%)     1.77% (C)

Portfolio turnover rate                                    16%        105%         0%

(A) Represents the period from the commencement of operations (December 10, 1997) through December 31, 1997.
(B)  Not annualized.
(C)  Annualized.

See Accompanying Notes to Financial Statements

                                           1999 Annual Report to Shareholders 33

FINANCIAL HIGHLIGHTS
Technology Innovators Fund
The Communications Fund
The e-Commerce Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                                                      THE            THE
                                                       TECHNOLOGY INNOVATORS    COMMUNICATIONS   e-COMMERCE
                                                               FUND                  FUND           FUND
                                                          Year       Period         Period         Period
                                                         Ended       Ended          Ended          Ended
                                                       12/31/99    12/31/98(A)    12/31/99(B)    12/31/99(B)
==========================================================================================================
Net asset value at beginning of period                $    16.01  $    10.00     $    10.00     $    10.00
                                                      ----------  ----------     ----------     ----------

Income from investment operations:
   Net investment income (loss)                            (0.06)      (0.01)         (0.00)          0.00
   Net realized and unrealized gains on investments        33.98        6.02           4.65           4.86
                                                      ----------  ----------     ----------     ----------
Total from investment operations                           33.92        6.01           4.65           4.86
                                                      ----------  ----------     ----------     ----------

Less distributions:
   Dividends from net investment income                       --          --             --             --
   Distributions from net realized gains                   (0.57)         --             --             --
                                                      ----------  ----------     ----------     ----------
Total distributions                                        (0.57)         --             --             --
                                                      ----------  ----------     ----------     ----------

Net asset value at end of period                      $    49.36  $    16.01     $    14.65     $    14.86
                                                      ==========  ==========     ==========     ==========

Total return                                             212.34%      60.10%(C)       46.5%(C)       48.6%(C)
                                                      ==========  ==========     ==========     ==========

Net assets at end of period (millions)                $    603.9  $      6.5     $    182.2      $   298.7
                                                      ==========  ==========     ==========     ==========

Ratio of expenses to average net assets                    1.93%       1.92%(D)       1.95%(D)       1.95%(D)

Ratio of net investment income (loss) to average
   net assets                                             (0.59%)     (0.59%)(D)     (0.30%)(D)      0.05%(D)

Portfolio turnover rate                                      44%        188%             0%             0%

(A) Represents the period from the commencement of operations (May 20, 1998) through December 31, 1998.
(B) Represents the period from the commencement of operations (September 30, 1999) through December 31, 1999.
(C)  Not annualized.
(D)  Annualized.

                                  See Accompanying Notes to Financial Statements

34 Firsthand

NOTES TO FINANCIAL STATEMENTS
December 31, 1999

1.   SIGNIFICANT ACCOUNTING POLICIES

The Technology Value Fund, The Technology Leaders Fund, The Technology Innovators Fund, The Communications Fund and The e-Commerce Fund (the Funds) are each a non-diversified series of Firsthand Funds (formerly Interactive Investments) (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Delaware business trust on November 8, 1993. The Technology Value Fund commenced operations on May 20, 1994. The public offering of shares of The Technology
Value Fund commenced on January 3, 1995. The public offering of shares of The Technology Leaders Fund commenced on December 10, 1997. The public offering of shares of The Technology Innovators Fund commenced on May 20, 1998. The public offering of shares of The Communications Fund and The e-Commerce Fund commenced on September 30, 1999.

Each Fund's investment objective is long-term growth of capital.

The Technology Value Fund seeks to achieve its objective by investing primarily in securities of companies in the electronic technology and medical technology fields which Firsthand Captial Management, Inc. (formerly Interactive Research Advisers, Inc.) (the Adviser) considers to be undervalued and have potential for capital appreciation.

The Technology Leaders Fund seeks to achieve its objective by investing primarily in securities of companies in the high technology field which the Adviser considers to have the strongest competitive position.

The Technology Innovators Fund seeks to achieve its objective by investing primarily in securities of companies in the high technology field which the Adviser considers to be best positioned to introduce successful new products.

The Communications Fund seeks to achieve its objective by investing primarily in securities of companies in the high technology field which the Adviser considers to be best positioned to benefit from the increasing demand for communications services worldwide.

The e-Commerce Fund seeks to achieve its objective by investing primarily in securities of companies in the high technology field which the Adviser considers to be best positioned to benefit from the growth of electronic commerce worldwide.

The following is a summary of the Funds' significant accounting policies:
--------------------------------------------------------------------------------

SECURITIES VALUATION -- Each Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange, or, if not traded, at the most recent bid price. Securities which are traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

REPURCHASE AGREEMENTS -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

SHARE VALUATION -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund is equal to the net asset value per share.

INVESTMENT INCOME -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

See Accompanying Notes to Financial Statements

                                           1999 Annual Report to Shareholders 35

December 31, 1999

SECURITY TRANSACTIONS -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon federal income tax cost of portfolio investments (excluding repurchase agreements) as of December 31, 1999.

                                  TECHNOLOGY       TECHNOLOGY      TECHNOLOGY           THE              THE
                                    VALUE           LEADERS        INNOVATORS      COMMUNICATIONS    e-COMMERCE
                                     FUND             FUND             FUND             FUND             FUND
Gross unrealized appreciation   $ 526,673,807    $ 152,121,454    $ 194,605,465    $  33,720,934    $  56,561,396
Gross unrealized depreciation     (29,897,249)      (2,018,791)     (12,187,805)      (1,025,397)   $  (4,946,960)
                                -------------    -------------    -------------    -------------    -------------
Net unrealized appreciation     $ 496,776,558    $ 150,102,663    $ 182,417,660    $  32,695,537    $  51,614,436
                                =============    =============    =============    =============    =============
Federal income tax cost         $ 882,994,076    $ 242,342,354    $ 433,811,220    $ 156,923,726    $ 253,995,290
                                =============    =============    =============    =============    =============

The difference between the acquisition cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations. The Technology Value Fund realized net capital losses of $1,893,364 during the period from November 1, 1999 through December 31, 1999 which are treated for federal income tax purposes as arising in the tax year ending December 31, 2000.

2.   INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) were as follows for the periods ended December 31, 1999.

                                      TECHNOLOGY     TECHNOLOGY     TECHNOLOGY         THE            THE
                                        VALUE         LEADERS       INNOVATORS    COMMUNICATIONS  e-COMMERCE
                                         FUND           FUND           FUND           FUND           FUND
Purchases of investment securities   $610,169,918   $163,952,958   $344,556,546   $113,100,348   $188,006,755
                                     ============   ============   ============   ============   ============
Proceeds from sales and maturities
   of investment securities          $158,482,143   $ 17,761,365   $ 43,687,972   $     97,151   $    253,433
                                     ============   ============   ============   ============   ============

3.   TRANSACTIONS WITH RELATED PARTIES

Certain trustees and officers of the Trust are also officers of the Adviser, or of Countrywide Fund Services, Inc., the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of CW Fund Distributors, Inc., which provides distribution services to the Funds under the terms of an Underwriting Agreement.

INVESTMENT ADVISORY AGREEMENT

Each Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement (the Advisory Agreement). Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to each Fund's portfolio of
                                  See Accompanying Notes to Financial Statements

36 Firsthand

December 31, 1999

investments and provides persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust responsible for the overall management and administration of the Trust, subject to the supervision of the Trust's Board of Trustees. The Adviser is responsible for (i) the compensation of any of the Trust's trustees, officers and employees who are directors, officers, employees or shareholders of the Adviser, (ii) compensation of the Adviser's personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreement, and
(iii) expenses of printing and distributing each Fund's Prospectus and sales and advertising materials to prospective clients.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives from each Fund a management fee, computed and accrued daily and paid monthly, equal to 1.50% per annum of each Fund's average daily net assets. The Advisory Agreement requires the Adviser to waive its management fees and, if necessary, reimburse expenses of the Funds to the extent necessary to limit each Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

ADMINISTRATION AGREEMENT

The Trust has entered into a separate contract with the Adviser wherein the Adviser is responsible for providing administrative and supervisory services to each Fund (the Administration Agreement). Under the Administration Agreement, the Adviser oversees the maintenance of all books and records with respect to each Fund's securities transactions and each Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required to be maintained pursuant to the 1940 Act.

Under  the  Administration   Agreement,  the  Adviser  is  responsible  for  the
equipment, staff, office space and facilities necessary to perform its obligations. The Adviser has also assumed responsibility for payment of all of each Fund's operating expenses except for brokerage and commission expenses and any extraordinary and non-recurring expenses.

For the services rendered by the Adviser under the Administration Agreement, the Adviser receives a fee at the annual rate of 0.45% of each Fund's average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

The Adviser has retained Countrywide Fund Services, Inc. (the Transfer Agent) to serve as each Fund's transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to each Fund, and to assist the Adviser in providing executive, administrative and regulatory services to each Fund. The Transfer Agent is a wholly-owned subsidiary of Fort Washington Investment Advisors, Inc. The Adviser (not the Funds) pays the Transfer Agent's fees for these services.

4.   INVESTMENTS IN AFFILIATES AND RESTRICTED SECURITIES

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund's investments in affiliates, if any, for the year ended December 31, 1999 is as noted below:

-------------------------------------------------------------------------------------------------------------------
                                            SHARE ACTIVITY
                           ==============================================
                                                                                           MARKET
AFFILIATE                    BALANCE    PURCHASES    SALES       BALANCE     REALIZED       VALUE       ACQUISITION
                           (12/31/98)                          (12/31/99)   GAIN(LOSS)    (12/31/99)        COST
===================================================================================================================
TECHNOLOGY VALUE FUND
   Celeritek, Inc.           522,200        o          o         522,200   $     o        $10,084,988   $ 5,035,926
   Zoran Corp.                  o        661,000       o         661,000         o         36,850,750    10,182,001

TECHNOLOGY INNOVATORS FUND
   Sage, Inc.                   o        765,000       o         765,000         o         14,821,875    17,598,599
-------------------------------------------------------------------------------------------------------------------

See Accompanying Notes to Financial Statements

                                           1999 Annual Report to Shareholders 37

December 31, 1999

Restricted securities are securities which have not been registered under the Securities Act of 1933, as amended, and are subject to restrictions on resale. Investments in restricted securities are valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. As of December 31, 1999, The Technology Value Fund had a 2,040,000 share investment in Stellar Semiconductor, Inc.-Class B, valued at $6,630,000 and representing 0.49% of net assets, which was acquired on November 16, 1998, at a cost of $2,448,000 and a 1,200,000 share investment in Stellar Semiconductor, Inc.-Class C, valued at $2,916,000 and representing 0.22% of net assets, which was acquired on June 22, 1999, at a cost of $1,500,000. As of December 31, 1999, The Technology
Innovators Fund had a 842,857 share investment in Cielo Communications, Inc.-Class C, valued at $2,950,000 and representing 0.49% of net assets, of which $1,999,998 was acquired on November 16, 1999 and $950,002 on December 22, 1999, for a total cost of $2,950,000.

5.   FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

On September 15, 1999, The Technology Leaders Fund declared and paid a short-term capital gain distribution of $0.1916 per share and The Technology Innovators Fund declared and paid a short-term capital gain distribution of $0.0369 per share. Additionally, on December 15, 1999, The Technology Value Fund declared and paid a long-term capital gain distribution of $0.8824 per share and a short-term capital gain distribution of $1.8434 per share, The Technology Leaders Fund declared and paid a long-term capital gain distribution of $0.0269 per share and a short-term capital gain distribution of $0.2702 per share, and The Technology Innovators Fund declared and paid a long-term capital gain distribution of $0.0317 per share and a short-term capital gain distribution of $0.4972 per share. In January of 2000, shareholders were provided with Form 1099-DIV which reports the amount and tax status of the capital gains distributions paid during calendar year 1999.

                                  See Accompanying Notes to Financial Statements

38 Firsthand

[LOGO] FIRSTHAND FUNDS

This report is provided for the general information of the shareholders of the Firsthand Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus. For more information regarding any of the Funds, including charges and expenses, visit our web site at www.FirsthandFunds.com or call
1.888.883.3863 for a free prospectus.

Please read it carefully before you invest or send money.

[LOGO]

FIRSTHAND FUNDS
101 Park Center Plaza
Suite 1300
San Jose, CA 95113

BOARD OF TRUSTEES
Kevin M. Landis, Chairman
Michael T. Lynch
Jerry Wong

OFFICERS
Kevin M. Landis, President
Yakoub N. Bellawala, Treasurer

INVESTMENT ADVISER
Firsthand Capital Management, Inc.
101 Park Center Plaza
Suite 1300
San Jose, CA 95113

TRANSFER AGENT/ADMINISTRATOR
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, OH 45201
(Toll-Free) 1.888.884.2675

DISTRIBUTOR
CW Fund Distributors, Inc.
312 Walnut St., 21st floor
Cincinnati, OH 45202

WEBSITE
www.FirsthandFunds.com
AR.DOC.1999

FIRSTHAND